Exhibit 1



                            DEALER MANAGER AGREEMENT




                                                              December 30, 1996




MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
                  INCORPORATED
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, New York  10281-1329

SMITH BARNEY INC.
388 Greenwich Street
New York, New York  10013


Ladies and Gentlemen:

     Fleet Capital Trust I (the "Trust"), a statutory business trust organized under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12 of the Delaware Code, 12 Del. C. ss. 3801 et. seq.), pursuant to the Amended and Restated Declaration of Trust of the Trust, to be dated as of the Exchange Date (as defined herein) (the "Declaration"), among Fleet Financial Group, Inc. (the "Company"), as Sponsor, The First National Bank of Chicago, as institutional trustee (the "Institutional Trustee"), First Chicago Delaware Inc., as Delaware trustee (the "Delaware Trustee"), and Eugene
M. McQuade, Douglas L. Jacobs and John R. Rodehorst, as regular trustees (the "Regular Trustees" and together with the Institutional Trustee and the Delaware Trustee, the "Trustees"), and the holders from time to time of undivided beneficial interests in the assets of the Trust, proposes to issue its 8.0% Trust Originated Preferred SecuritiesSM ("TOPrSSM") (the "Preferred Securities") in exchange for up to 11,000,000 depositary shares (the "Target Securities"), each representing 1/10 of a share of Series 7.25% Perpetual Preferred Stock (liquidation preference equivalent of $25 per depositary share) ("Preferred Stock") of the Company. The Preferred Securities will be guaranteed (the "Guarantee") by the Company to the extent described in the Prospectus (as hereinafter defined). The exchange described above is herein referred to as the "Exchange Offer" and any exchange of Preferred Securities for Target Securities pursuant to the Exchange Offer is herein referred to as an "Exchange". In connection with the Exchange Offer, the Company will deposit in the Trust as trust assets its 8.0% Junior Subordinated Deferrable Interest Debentures due February 15, 2027 (the "Debentures") as set forth in the Prospectus, to be issued pursuant to an Indenture, dated December 11, 1996, between the Company and The First National Bank of Chicago as trustee (the "Indenture Trustee"), as supplemented by a Supplemental Indenture to be dated as of the Exchange Date (the "Supplemental Indenture"), between the Company and the Indenture Trustee (collectively, the "Indenture").


------------------------
SM "Trust Originated Preferred Securities" and "TOPrS" are service marks of Merrill Lynch & Co., Inc.


     Each of the Company and the Trust hereby confirms its agreement with Merrill Lynch & Co. and Smith Barney Inc. (the "Dealer Managers") as follows:

     1. Registration Statement, Prospectus and Offering Materials. The Company and the Trust have prepared and filed with the Securities and Exchange Commission (the "Commission"), under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder (the "Securities Act Regulations"), a registration statement on Form S-4 covering the registration of the Preferred Securities, the Guarantee and the Debentures, including the related preliminary prospectus, and will prepare and file, on or prior to the effective date of such registration statement, amendments to such registration statement, including a final prospectus. Each prospectus used before the time such registration statement becomes effective is herein called a "preliminary prospectus". Such registration statement, including the exhibits thereto and any documents incorporated by reference therein, as amended at the time it becomes effective or as thereafter amended or supplemented from time to time, is herein called the "Registration Statement". The final prospectus included in the Registration Statement (including any documents incorporated in the prospectus by reference) is herein called the "Prospectus", except that if the final prospectus furnished to the Dealer Managers for use in connection with the Exchange Offer differs from the prospectus set forth in the Registration Statement (whether or not such prospectus is required to be filed pursuant to Rule 424 (b)), the term "Prospectus" shall refer to the final prospectus furnished to the Dealer Managers for such use. The terms "supplement" and "amendment" or "amend" as used herein with respect to the Prospectus shall include all documents deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Prospectus and prior to the termination of the Exchange Offer by the Company and the Trust with the Commission pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (collectively, the "Exchange Act").

     The Registration Statement, Prospectus and the related letters from the Dealer Managers to securities brokers, dealers, commercial banks, trust companies and other nominees, letters to beneficial owners of Target Securities, letters of transmittal (the "Letters of Transmittal"), notices of guaranteed delivery (the "Notices of Guaranteed Delivery") and any newspaper announcements, press releases and other offering materials and information the Company may use or prepare, approve or authorize for use in connection with the Exchange Offer, as amended or supplemented from time to time, are herein collectively referred to as the "Offering Materials".

     2. Exchange Offer; Agreement to Act as Dealer Managers. (a) The Company and the Trust intend to commence the Exchange Offer as soon as practicable after the Registration Statement becomes effective under the Securities Act by publicly announcing its commencement and by mailing, or causing to be mailed on its behalf, copies of the Prospectus, the related Letters of Transmittal and such of the other Offering Materials as is required or as the Company and the Trust elect to each holder of Target Securities (the date of the commencement of such distribution being herein called the "Commencement Date").

          (b) The Company hereby retains the Dealer Managers to advise the Company and the Trust with respect to the terms and timing of the Exchange Offer and to assist them in the preparation of the Offering Materials and retains and authorizes the Dealer Managers to act as dealer managers and to assist the Company and the Trust with the solicitation of Exchanges (each a "Solicitation" and collectively the "Solicitations"). On the basis of the representations and warranties and agreements of the Company and the Trust herein contained and subject to and in accordance with the terms and conditions hereof and of the Offering Materials, the Dealer Managers agree to advise the Company and the Trust with respect to the terms and timing of the Exchange Offer, to assist them in the preparation of the Offering Materials, to act as dealer managers in connection with the Exchange Offer and to assist the Company and the Trust with the Solicitations. The Dealer Managers agree to use their reasonable best efforts to solicit Exchanges.

          (c) The Company shall furnish the Dealer Managers, or cause the transfer agent or registrar for the Target Securities (respectively, the "Transfer Agent" and "Registrar") to furnish the Dealer Managers, as soon as practicable after the date hereof (to the extent not previously furnished), with cards or lists in reasonable quantities or copies thereof showing the names of persons who were the holders of record or, to the extent available to the Company, the beneficial owners of the Target Securities as of a recent date, together with their addresses, and the number of shares of Target Securities held by them. Additionally, the Company shall use its reasonable best efforts to update, or to cause the Transfer Agent or Registrar to update, such information from time to time during the term of this Agreement as may be reasonably requested by the Dealer Managers. Except as otherwise provided herein, the Dealer Managers agree to use such information only in connection with the Solicitations. The Dealer Managers shall act hereunder as independent contractors and nothing herein contained shall make the Dealer Managers agents of the Company or any of its subsidiaries or the Trust in connection with any Solicitation. Nothing contained in this Agreement shall constitute the Dealer Managers partners of or joint venturers with the Company or any of their subsidiaries or the Trust.

          (d) The Company and the Trust authorize the Dealer Managers to use the Offering Materials in connection with the Solicitations and for such period of time as any Offering Materials are required by law to be delivered in connection therewith. The Dealer Managers shall not have any obligation to cause any Offering Materials to be transmitted generally to the holders of the Target Securities. The Dealer Managers agree not to give any written information and not to make any representations to holders of the Target Securities in connection with any Solicitation other than as contained in the Offering Materials.

          (e) The Company and the Trust authorize the Dealer Managers to communicate with any information agent (the "Information Agent") or exchange agent (the "Exchange Agent") appointed by the Company and/or the Trust to act in such capacity in connection with the Exchange Offer with respect to matters relating to the Exchange Offer.

          (f) The Company and the Trust agree that any reference to the Dealer Managers in any Offering Materials or in any newspaper announcement or press release or other public document or communication is subject to the Dealer Managers' prior consent, which consent shall not be unreasonably withheld.

     3. Compensation. (a) The Company hereby agrees to pay to the Dealer Managers for services rendered and to be rendered by them in connection with the Exchange Offer a fee (the "Management Fee") equal to $0.125 per share of Target Securities validly submitted for exchange and not withdrawn in connection with the Exchange Offer. The Management Fee shall be paid only if the Exchange Offer is consummated, and shall be paid within one week of the consummation of the Exchange Offer. The Management Fee shall be divided 70% to Merrill Lynch and 30% to Smith Barney Inc. (as to each, its "Proportionate Share").

          (b) The Company agrees to pay, or cause to be paid to, each soliciting dealer (including any Dealer Managers acting as a soliciting dealer) whose name has been inserted in the space provided in the Letter of Transmittal for that purpose a fee (the "Soliciting Dealer Fee") equal to $0.50 per share of Target Securities ($0.25 per share of Target Securities with respect to the solicitation of beneficial holders of 10,000 or more shares) validly submitted for exchange and not withdrawn in connection with the Exchange Offer; provided, however, that no such fee shall be paid with respect to Target Securities tendered, directly or indirectly, by soliciting dealers for their own account and such fee shall not be remitted, in whole or in part, to the beneficial owner of such Target Securities. The Soliciting Dealer Fee shall be paid only if the Exchange Offer is consummated and shall be paid to the soliciting dealers within one week of the consummation of the Exchange Offer.

     4. Expenses, Reimbursement. The Company agrees to reimburse the Dealer Managers directly for all of their reasonable out-of-pocket expenses incurred in connection with the Exchange Offer, including, without limitation, the reasonable fees and expenses of the law firm acting as legal counsel for the Dealer Managers.

     5. Certain Covenants of the Trust and the Company. Each of the Company and the Trust covenants jointly and severally with the Dealer Managers:

          (a) To use reasonable efforts to cause the Registration Statement, including any post-effective amendment thereto, to become effective and will notify the Dealer Managers as soon as practicable and, if requested by the Dealer Managers, will confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall have become effective, or any supplement to the Prospectus or any amended Prospectus or any amended or additional Offering Materials shall have been filed, (ii) of the receipt of any comments from the Commission relating to the Exchange Offer, (iii) of any request by the Commission to amend the Registration Statement or amend or supplement the Prospectus or the other Offering Materials or for additional information relating to the Exchange Offer and (iv) of (A) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or (B) the issuance by the Commission of any order preventing or suspending the use of any of the Offering Materials or (C) the suspension of the qualification of the Preferred Securities for offering or sale in connection with the Exchange Offer in any jurisdiction or (D) the institution or threatening of any proceedings for any of such purposes or (E) the occurrence of any event which could cause the Company or the Trust to withdraw, rescind, terminate or modify the Exchange Offer or would permit the Company or the Trust to exercise any right not to accept the Target Securities tendered pursuant to the Exchange Offer. The Company and the Trust will make every reasonable effort to prevent the issuance of any such stop order, the issuance of any order preventing or suspending such use and the suspension of any such qualification and, if any such order is issued or qualification suspended, to obtain the lifting of such order or suspension at the earliest practicable time.

          (b) Prior to the termination of the Exchange Offer, before amending or supplementing the Registration Statement or the Prospectus, to furnish copies of drafts to, and consult with, the Dealer Managers and their counsel within a reasonable time in advance of filing with the Commission of any amendment or supplement to the Registration Statement, the Prospectus or the other Offering Materials. Neither the Company nor the Trust shall file any such amendment or supplement to which the Dealer Managers shall reasonably object in writing; provided, however, that the foregoing shall not apply to any of the Company's filings with the Commission required to be filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, copies of which such filings the Company will cause to be delivered to the Dealer Managers promptly after being transmitted for filing with the Commission.

          (c) To furnish promptly to each of the Dealer Managers, without charge, one signed copy of the Registration Statement, all amendments thereto and any other filing with the Commission in connection with the Exchange Offer, whether filed before or after the Registration Statement becomes effective.

          (d) To furnish promptly to the Dealer Managers, without charge, from time to time until the effective date of the Registration Statement, as many copies of each preliminary prospectus as the Dealer Managers may reasonably request, and the Company and the Trust hereby consent to the use of such copies for purposes permitted by the Securities Act and the Exchange Act. The Company will furnish promptly to the Dealer Managers, without charge, as soon as the Registration Statement shall have become effective and during the period mentioned in the second sentence of paragraph (e) below such number of copies of the Prospectus and the other Offering Materials (as supplemented or amended) as the Dealer Managers may reasonably request and will cause all amendments and supplements filed with the Commission to be distributed to holders of Target Securities as may be required by the Securities Act and the Exchange Act.

          (e) To comply in all material respects with the Securities Act, the Exchange Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), in connection with the Offering Materials, the Exchange Offer and the transactions contemplated hereby and thereby, as applicable. If at any time when the Prospectus is required by the Securities Act or Exchange Act to be delivered in connection with any Solicitation or Exchange any event shall occur or condition shall exist as a result of which it is necessary, in the reasonable opinion of counsel for the Dealer Managers or counsel for the Company and the Trust, to amend the Registration Statement or amend or supplement the Prospectus or any other Offering Materials in order that the Prospectus or such other Offering Materials will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements in the Prospectus or such other Offering Materials, in the light of the circumstances under which they were made, not misleading or if, in the reasonable opinion of either such counsel, it shall be necessary to amend the Registration Statement or amend or supplement the Prospectus or any other Offering Materials to comply with the requirements of the Securities Act or Exchange Act, the Company and the Trust will promptly prepare, file with the Commission, subject to Section 5(b) of this Agreement, and furnish, at its own expense, to the Dealer Managers and to the dealers (whose names and address will be furnished to the Company by the Dealer Managers) to which Preferred Securities may have been exchanged, such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration Statement or the Prospectus or such other Offering Materials comply with such requirements.

          (f) To endeavor, in cooperation with the Dealer Managers, to qualify the Preferred Securities for offering and sale in connection with the Exchange Offer under the applicable securities or Blue Sky laws of such jurisdictions as the Company and the Trust may elect and to maintain such qualifications in effect for such time as may be required for the consummation of the Exchange Offer; provided, however, that neither the Company nor the Trust shall be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject; provided further that the Dealer Managers shall not be obligated to solicit tenders in jurisdictions where the Preferred Securities are not qualified for offer and sale. The Company and the Trust will file such statements and reports as may be required by the laws of each jurisdiction in which the Preferred Securities have been qualified as above provided.

          (g) To make generally available to the holders of the Preferred Securities and the Debentures as soon as practicable, but in any event not later than 45 days after the end of the fiscal quarter of the Company during which the first anniversary of the effective date of the Registration Statement occurs (or 90 days in case the period covered corresponds to a fiscal year of the Company) an earnings statement of the Company (in form complying with the provisions of Rule 158 of the Securities Act) covering such twelve-month period.

          (h) To use its reasonable best efforts to effect the listing of the Preferred Securities on the New York Stock Exchange ("NYSE"), subject to official notice of issuance, as soon as practicable after the date hereof.

          (i) To timely file any report or other document required to be filed by the Company or the Trust with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act during the period of time referred to in the second sentence of Section 5(e) hereof.

          (j) Subject to Section 4(a) of this Agreement, to pay all costs and expenses incurred in connection with the performance of its obligations in connection with this Agreement and the Solicitations including, without limitation, (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits), as originally filed and as amended, the preliminary prospectuses, the Prospectus and the other Offering Materials and any amendments or supplements to any of the foregoing, and the cost of furnishing copies thereof to the Dealer Managers, (ii) the preparation and distribution of this Agreement and any Blue Sky surveys and the printing of certificates for the Preferred Securities, (iii) the distribution of the Offering Materials to the holders of the Target Securities, (iv) the reasonable fees and disbursements of counsel to the Company and the Trust, counsel to the Dealer Managers and the Company's and the Trust's accountants, (v) the qualification of the Preferred Securities under the applicable securities laws in accordance with Section 5(f) of this Agreement and any filing for review of the Exchange Offer with the NASD (including filing fees and fees and disbursements of counsel for the Dealer Managers in connection with such filing with the NASD), (vi) the fees and expenses of the Transfer Agent, the Registrar, the Trustees, the Indenture Trustee (as defined herein), the trustee under the Guarantee (the "Guarantee Trustee"), the Information Agent and the Exchange Agent and (vii) all other costs and expenses incident to the Solicitations incurred by the Trust and the Company and its subsidiaries. The Company agrees to pay all of the aforementioned costs and expenses whether or not the Exchange Offer is consummated.

          (k) To  advise  or cause  the  Exchange  Agent to  advise  the  Dealer
Managers at 5:00 P.M., New York City time, or as promptly as practicable thereafter, daily (or more frequently if requested), by telephone or facsimile transmission, as of 4:00 P.M. on such day with respect to Target Securities tendered as follows:

               (i) the number of shares of Target Securities validly tendered represented by certificates physically held by the Exchange Agent (or for which the Exchange Agent has received confirmation of receipt of book-entry transfer of such Target Securities into the Exchange Agent's account at a Depository Institution (as defined in the Prospectus) pursuant to the procedures set forth in the Exchange Offer) on such day;

               (ii) the number of shares of Target Securities represented by Notices of Guaranteed Delivery on such day;

               (iii)  the  number  of  shares  of  Target  Securities   properly
withdrawn on such day;

               (iv) the cumulative number of shares of Target Securities in categories (i) through (iii) above.

     On the day following such oral communication, the Company shall furnish or cause the Exchange Agent to furnish to the Dealer Managers a written report confirming the above information which has been communicated orally. The Company shall furnish or cause the Exchange Agent to furnish to the Dealer Managers such reasonable information on the tendering holders of Targeted Securities as may be requested from time to time.

          (l) To give the Dealer Managers notice of any change of the expiration time of the Exchange Offer (the "Expiration Time").

     6. Representations and Warranties of the Company and the Trust. Each of the Company and the Trust jointly and severally represent and warrant to and agrees with each of the Dealer Managers that:

          (a) Compliance with Registration Requirements. Each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 of the Securities Act, will comply when so filed, in all material respects, as to form with the Securities Act and the Exchange Act; the Registration Statement at the time it becomes effective and the Prospectus and any other Offering Materials, on the Commencement Date and on the date on which the Company commences delivery of the Preferred Securities for exchange of the Target Securities pursuant to the Exchange Offer (such date, the "Exchange Date"), will comply, in all material respects, as to form with the Securities Act and the Exchange Act; each part of the Registration Statement when such part becomes effective will not contain, and each such part, as amended, if applicable, will not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and as of the Commencement Date and the Exchange Date, none of the Prospectus or the other Offering Materials or any amendments or supplements to such Offering Materials will contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 6 (a) do not apply (A) to statements or omissions made based upon and in conformity with information supplied in writing by either of the Dealer Managers through Merrill Lynch, Pierce, Fenner & Smith Incorporated expressly for use in the Registration Statement, Prospectus, any other Offering Materials or any amendments or supplements to any of the foregoing or (B) to that part of the Registration Statement that constitutes the Statements of Eligibility and Qualification on Form T-1 (the "Forms T-1") under the Trust Indenture Act of the trustee (the "Indenture Trustee") under the Indenture (as defined herein), as institutional trustee under the Declaration (as defined herein) and as trustee under the Guarantee.

          (b) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder (the "Exchange Act Regulations") and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective, at the date hereof, at the time the Prospectus was issued and at the Exchange Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (c) Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the Securities Act and the Securities Act Regulations.

          (d) Financial Statements. The financial statements included in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement.

          (e) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, except for dividends paid by the Company in the ordinary course of business consistent with past practice.

          (f) Good Standing of the Company. Each of the Company and the subsidiaries of the Company listed on Schedule A hereto, (the "Significant Subsidiaries") has been duly incorporated and is validly existing as a corporation or national banking association in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus; the Company is duly qualified to do business as a foreign corporation under the laws of the State of New York and the laws of the Commonwealth of Massachusetts; and neither the Company nor any Significant Subsidiary is required to be qualified to do business as a foreign corporation under the laws of any other jurisdiction, and the Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended.

          (g) Existence of Trust. The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act, is and will be treated as a "grantor trust" for federal income tax purposes under existing law, has the business trust power and authority to conduct its business as presently conducted and as described in the Prospectus, and is not required to be authorized to do business in any other jurisdiction.

          (h) Absence of Defaults and Conflicts. The execution and delivery by the Company and the Trust of, and the performance by the Company and the Trust of their obligations under, this Agreement, the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Declaration, the Guarantee and the Indenture, the issuance and delivery by the Trust of the Common Securities and Preferred Securities and the consummation of the Exchange Offer and the fulfillment of the terms herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under (in each case material to the Company and its subsidiaries (including the Trust) considered as a whole or as to the Trust separately), any indenture, mortgage, deed of trust, loan agreement, guarantee, lease, financing agreement or other similar agreement or instrument to which the Company or any of its subsidiaries (including the Trust) is a party or by which the Company or any of its subsidiaries (including the Trust) is bound or to which any of the property or assets of the Company or any of its subsidiaries (including the Trust) is subject, nor will such actions result in any violation of the provisions of the certificate of incorporation or by-laws of the Company or the Declaration of the Trust, nor will such actions result in any violation (in each case material to the Company and its subsidiaries (including the Trust) considered as a whole or as to the Trust separately) of any statute or any order, rule or regulation of any court or regulatory authority or other governmental body having jurisdiction over the Trust or the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for, and the absence of which would materially affect, the performance by the Company and the Trust of their obligations under this Agreement, the issuance and delivery of the Preferred Securities and the consummation of the Exchange Offer, except such approvals as will be obtained under the Securities Act, the Exchange Act or the Trust Indenture Act and as may be required by the securities or Blue Sky laws of the various states or the securities laws of non-U.S. jurisdictions in connection with the Exchange Offer.

          (i) Common Securities. The Common Securities have been duly authorized by the Declaration and, when issued and delivered by the Trust to the Company in accordance with the terms of the Declaration and against payment therefor as described in the Prospectus, will be validly issued and (subject to the terms of the Declaration) fully paid and nonassessable undivided beneficial interests in the assets of the Trust; the issuance of the Common Securities is not subject to preemptive or other similar rights; no holder thereof will be subject to personal liability by reason of being such a holder; and at the Exchange Date, all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

          (j) Authorization of Declaration. The Declaration has been duly authorized by the Company and duly qualified under the Trust Indenture Act and, when validly executed and delivered by the Company and the Regular Trustees, and assuming the due authorization, execution and delivery of the Declaration by the Delaware Trustee and the Institutional Trustee, the Declaration will constitute a valid and binding obligation of the Company and the Regular Trustees, enforceable against the Company and the Regular Trustees in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (k) Guarantee. The Guarantee has been duly authorized by the Company and duly qualified under the Trust Indenture Act and, when validly executed and delivered by the Company, and assuming due authorization, execution and delivery of the Guarantee by the Guarantee Trustee, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (l) Preferred Securities. The Preferred Securities to be issued pursuant to the Exchange Offer have been duly authorized by the Declaration and, when authenticated in the manner provided for in the Declaration and issued and delivered in exchange for Target Securities pursuant to the Exchange Offer and this Agreement against payment of the consideration set forth herein, will be validly issued and (subject to the terms of the Declaration) fully paid and nonassessable undivided beneficial interests in the assets of the Trust; the issuance of the Preferred Securities is not subject to preemptive or other similar rights; and holders of Preferred Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit incorporated under the General Corporation Law of the State of Delaware.

          (m) Authorization of Indenture. The Indenture has been duly authorized by the Company and duly qualified under the Trust Indenture Act and, when duly executed and delivered by the Company and assuming the due authorization, execution and delivery of the Indenture by the Indenture Trustee, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (n) Authorization of Debentures. The Debentures to be deposited in the Trust as trust assets in connection with the Exchange Offer have been duly authorized by the Company, and when executed, authenticated and issued in the manner provided for in the Indenture and delivered, sold and paid for pursuant to the terms of the Exchange Offer and as provided in this Agreement, the Debentures will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (o)   Authorization  of  Agreement.   This  Agreement  has  been  duly
authorized, executed and delivered by the Company and the Trust.

          (p) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company or the Trust, threatened, against or affecting the Company or any subsidiary, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets of the Company and its subsidiaries taken as a whole or the consummation of the transactions contemplated in this Agreement or the performance by the Company or the Trust of its obligations hereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

          (q) Possession of Licenses and Permits. The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except for such Governmental Licenses the absence of which would not cause a Material Adverse Effect; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

          (r) Investment Company Act. Neither the Company nor the Trust is, and after giving effect to the consummation of the Exchange Offer as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus neither will be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     7. Indemnification and Contribution. (a) Each of the Company and the Trust jointly and severally agrees: (A) to indemnify and hold the Dealer Managers harmless against any loss, damage, expense, liability or claim (i) which (1) with respect to the Registration Statement, is caused by any untrue statement or alleged untrue statement of a material fact contained therein or which is caused by the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(2) with respect to the Offering Materials or in any amendment or supplement thereto, is caused by any untrue statement or alleged untrue statement of a material fact contained in such Offering Materials or which is caused by the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, in any such case, as to any of the Dealer Managers insofar as such loss, damage, expense, liability or claim is caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to such Dealer Manager furnished to the Company or the Trust in writing through Merrill Lynch, Pierce, Fenner & Smith Incorporated expressly for use in the Registration Statement or in such Offering Materials or (ii) which arises out of or is based upon a withdrawal, rescission or modification of or a failure to make or consummate the Exchange Offer; and
(B) to indemnify and hold each of the Dealer Managers harmless against any other loss, damage, expense, liability or claim which otherwise arises out of or is related to this Agreement or the Exchange Offer or the services provided by the Dealer Managers in connection with this Agreement or the Exchange Offer, except to the extent any such loss, damage, expense, liability or claim referred to in this clause (B) is found by a final judgment of a court of competent jurisdiction to have resulted from such Dealer Manager's gross negligence, bad faith or willful misconduct. The Company and the Trust each jointly and severally agree to indemnify and hold each of the Dealer Managers harmless against and reimburse each of the Dealer Managers for any and all reasonable expenses (including reasonable legal fees and expenses) as such expenses are incurred by it in connection with investigating, preparing for or defending against any such loss, damage, expense, liability or claim, whether or not resulting in any liability, whether or not such person is a named party in connection therewith and whether or not such loss, damage, expense, liability or claim results from action initiated or brought by or on behalf of the Company or any of its subsidiaries (including the Trust), and any amount paid in settlement of any litigation, commenced or threatened, or of any claim whatsoever as set forth herein if such settlement is effected with the prior written consent of the Company; provided, however, with respect to clause (B) above, that neither the Company nor the Trust shall be liable for any of the foregoing expenses and any amounts previously paid shall be promptly repaid to the extent that any loss, damage, liability or claim is found by a final judgment of a court of competent jurisdiction to have resulted from such Dealer Manager's gross negligence, bad faith or willful misconduct. In the event that you become involved in any capacity in any action, proceeding or investigation brought by or against any person, including stockholders of the Company, in connection with any matter referred to in this Agreement or arising out of the Exchange Offer for which you would be entitled to indemnification pursuant to the preceding sentence, the Company and the Trust also agree to indemnify and hold you harmless against and to reimburse you for any amount paid in settlement of any litigation commenced or threatened or of any claim whatsoever as set forth herein if such settlement is effected with the written consent of the Company and the Trust, which shall not be unreasonably withheld. The Company and Trust also agree that none of the Dealer Managers shall have any liability (whether direct or indirect, in tort, contract or otherwise) to the Company or any of its subsidiaries (including the Trust) or its or their security holders or creditors related to or arising out of this Agreement or the Exchange Offer or the services provided by such Dealer Manager in connection with this Agreement or the Exchange Offer, except (i) for failure to perform its obligations under this Agreement, (ii) to the extent such liability is found by a final judgment of a court of competent jurisdiction to have resulted from such Dealer Manager's gross negligence, bad faith or willful misconduct or (iii) as expressly provided in the next succeeding paragraph.

     Each of the Dealer Managers agrees, severally and not jointly, to indemnify and hold harmless the Company and the Trust to the same extent as the foregoing indemnity from the Company and the Trust to the Dealer Managers contained in
Section 7(a)(A)(i) above, but only with reference to information relating to the Dealer Managers furnished to the Company in writing through Merrill Lynch, Pierce, Fenner & Smith Incorporated expressly for use in the Registration Statement or the Offering Materials.

          (b) Promptly after receipt by a person indemnified under this Section 7 of notice of any suit, action, proceeding or investigation with respect to which an indemnified party may be entitled to indemnification hereunder, such indemnified person shall notify the person against whom such indemnity may be sought in writing of the commencement or the written assertion thereof; but the omission so to notify such indemnifying person shall not relieve such indemnifying person from any liability which it may have to such indemnified person unless the indemnifying person has been materially prejudiced by such omission. Following such notification, such indemnifying person may elect in writing to assume the defense of such suit, action, proceeding or investigation and, upon such election, such indemnifying person shall not be liable for any legal costs subsequently incurred by such indemnified person (other than reasonable costs of investigation and providing evidence) in connection therewith, unless (i) such indemnifying person has failed to provide counsel reasonably satisfactory to such indemnified person in a timely manner, (ii) counsel which has been provided by such indemnifying person reasonably determines that its representation of such indemnified person would present it with a conflict of interest or (iii) such indemnified person reasonably determines that there may be legal defenses available to it which are different from or in addition to those available to such indemnifying person. In the event of a determination pursuant to clause (i), (ii) or (iii) above, such indemnified person shall be entitled to retain separate counsel of their choice and the fees and expenses of such separate counsel shall be borne by such indemnifying person. Such indemnifying person shall not in any event be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all the Dealer Managers in any one action or group of related actions, except as provided in the immediately preceding sentence. Whether or not such indemnifying person shall have assumed the defense of any suit, action, proceeding or investigation, the Company, the Trust, and the Dealer Managers agree to cooperate in the defense thereof and shall furnish such records, information and testimony, and attend such conferences, discovery proceedings, hearings, trials and appeals, as may be reasonably requested in connection therewith.

          (c) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified person to the extent provided under subsection (a) above in respect of any losses, damages, expenses, liabilities or claims referred to therein, then the indemnifying person shall contribute to the amount paid or payable by such indemnified person as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and its subsidiaries (including the Trust) on the one hand and such Dealer Manager on the other from the Exchange Offer or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and its subsidiaries (including the Trust) on the one hand and such Dealer Manager on the other in connection with any statements or omissions or any other matters which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and its subsidiaries (including the Trust) on the one hand and such Dealer Manager on the other shall be deemed to be in the same proportion as the maximum aggregate liquidation preference of the Preferred Securities issuable pursuant to the Exchange Offer bears to the maximum amount of fees payable to such Dealer Manager. The relative fault of the Company and its subsidiaries (including the Trust) on the one hand and such Dealer Manager on the other (i) in the case of any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact, shall be determined by reference to, among other things, whether such statement or omission relates to information supplied by the Company or any of its subsidiaries (including the Trust) or their affiliates or such Dealer Manager, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission and (ii) in the case of any other action or omission, shall be determined by reference to, among other things, whether such action or omission was taken or omitted to be taken by the Company or any of its subsidiaries (including the Trust) or their affiliates or by the Dealer Manager, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action or omission. The Company and the Dealer Managers agree that it would not be just and equitable if contribution pursuant to this subsection (c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this subsection (c). Notwithstanding the provisions of this Section 7(c), no Dealer Manager shall be required to contribute any amount in excess of the fee paid to such Dealer Manager as provided in Section 3 hereof. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act of 1933, as amended) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     8. Conditions to Dealer Managers' Obligations. The obligations of the Dealer Managers hereunder are subject as of the Commencement Date and as of the Exchange Date to the accuracy of the representations and warranties of the Company and the Trust contained herein or in certificates of any officer of the Company or Trustee of the Trust delivered pursuant to the provisions hereof, to the performance, in all material respects, by the Company and the Trust of their obligations hereunder to be performed, and to the following additional conditions:

          (a) On the Commencement Date and the Exchange Date, the Registration Statement shall have become effective under the Securities Act; no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or, to the Company's or the Trust's knowledge, threatened by the Commission.

          (b) On the Commencement Date and the Exchange Date, since the respective dates as of which information is given in the Prospectus as amended or supplemented, there shall not have occurred any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise whether or not arising in the ordinary course of business.

          (c) The Dealer Managers shall have received on the Commencement Date and the Exchange Date a certificate, dated such date and signed by an executive officer of the Company, to the effect (i) set forth in clause (b) above, (ii) that the representations and warranties of the Company contained in this
Agreement are true and correct with the same force and effect as though expressly made as of such date (except for representations and warranties which by their terms speak as of a different date or dates), (iii) that the Company has complied in all material respects with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied on or before such date and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted  or are  pending  or are,  to the  best of the  Company's  knowledge, threatened by the Commission. The officer signing and delivering such certificate may rely upon the best of such officer's knowledge as to proceedings threatened.

          (d) On the Commencement Date and the Exchange Date, there shall not have been since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Trust.

          (e) The Dealer Managers shall have received on the Commencement Date and the Exchange Date a certificate, dated such date and signed by a trustee of the Trust, to the effect (i) set forth in clause (d) above, (ii) that the representations and warranties of the Trust contained in this Agreement are true and correct with the same force and effect as though expressly made as of such date (except for representations and warranties which by their terms speak as of a different date or dates), (iii) that the Trust has complied in all material respects with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied on or before such date and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are, to the best of the Trust's knowledge, threatened by the Commission. The trustee signing and delivering such certificate may rely upon knowledge as to proceedings threatened.

          (f) On the Exchange Date and on the Commencement Date, the Dealer Managers shall receive a signed opinion of Skadden, Arps, Slate, Meagher & Flom (Delaware), special counsel for the Trust, dated as of such date, to the effect that:

               (i) the Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act; all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made; and the Trust has the trust power and authority to conduct its business, as described in the Prospectus;

               (ii) assuming due authorization, execution and delivery of the Declaration by the Company and the Trustees, the Declaration is a valid and binding obligation of the Company and the Trustees, enforceable against the Company and the Trustees in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency (including without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and except to the extent that the rights to indemnity and contribution contained therein may be limited by state or securities laws or the public policy underlying such laws;

               (iii) under the Declaration and the Delaware Act, the Trust has the requisite trust power and authority to execute and deliver this Agreement, and to perform its obligations under this Agreement and in the Exchange Offer. This Agreement has been duly authorized, executed and delivered by the Trust;

               (iv) the Preferred Securities have been duly authorized for issuance in accordance with the Declaration and, subject to the qualifications set forth below, when certificates therefor in the form examined by us are issued, executed and authenticated in accordance with the Declaration and delivered and paid for in accordance with this Agreement, will be validly issued, fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will entitle the holders of the Preferred Securities to the benefits of the Declaration except to the extent that enforcement of the Declaration may be limited by (i) bankruptcy, insolvency (including without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and except to the extent that the rights to indemnity and contribution contained therein may be limited by state or securities laws or the public policy underlying such laws; and the holders of the Preferred Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We bring to your attention, however, that the holders of Preferred Securities may be obligated, pursuant to the Declaration, to make payments, including (i) to provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers of Preferred
Securities and the issuance of replacement Preferred Securities, and (ii) to provide security and indemnity in connection with requests of or directions to the Institutional Trustee to exercise its rights and powers under the Declaration;

               (v) the issuance of the Preferred Securities is not subject to preemptive or other similar rights under the Delaware Act or the Declaration; and

               (vi) the statements made in the Prospectus under the caption "Description of the Preferred Securities" insofar as such statements constitute summaries of Delaware law are accurate in all material respects.

          (g) On the Exchange Date and on the Commencement Date (provided, however, that the opinions in paragraphs (iv), (v), (vi) and (vii) below may be appropriately modified with respect to the Commencement Date), the Dealer Managers shall have received a signed opinion of Edwards & Angell, counsel for the Company, dated as of such date, to the effect that:

               (i) each of the Company and the subsidiaries of the Company listed on Schedule A hereto, (the "Significant Subsidiaries") has been duly incorporated and is validly existing as a corporation or national banking association in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties, conduct its business and enter into the agreements as described in the Prospectus; the Company is duly qualified to do business as a foreign corporation under the laws of the State of New York and the Commonwealth of Massachusetts; and neither the Company nor any Significant Subsidiary is required to be qualified to do business as a foreign corporation under the laws of any other jurisdiction, and the Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended;

               (ii) All the outstanding shares of the capital stock of the Significant Subsidiaries have been duly and validly authorized and issued and are fully paid and (except as provided in 12 U.S.C. ss. 55 in the case of Fleet National Bank and Fleet Bank, National Association) nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the Significant Subsidiaries are owned by the Company, free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests claims, liens or encumbrances;

               (iii) this Agreement has been duly authorized by the Company and has been duly executed and delivered by each of the Company and the Trust;

               (iv) the Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

               (v) the Debentures have been duly authorized, executed and delivered by the Company and when the Debentures have been duly authenticated by the Indenture Trustee in accordance with the provisions of the Indenture and delivered to and paid for by the Trust in exchange for the Target Securities pursuant to the terms of the Exchange Offer, the Debentures will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

               (vi) the Declaration has been duly authorized, executed and delivered by the Company; and, assuming the due authorization, execution and delivery of the Declaration by First Chicago Delaware Inc. and The First
National Bank of Chicago, the Declaration constitutes a valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

               (vii) the Guarantee has been duly authorized, executed and delivered by the Company, and is a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

               (viii) the Indenture, Guarantee and the Declaration have each been duly qualified under the Trust Indenture Act;

               (ix) the holders of outstanding shares of capital stock of the Company are not entitled to any preemptive rights under the Articles of Incorporation or By-Laws of the Company or the laws of the State of Rhode Island to subscribe for the Preferred Securities or the Debentures;

               (x) the documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company or the Trust prior to the Exchange Date (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which such counsel need express no opinion), when they were filed with the Commission complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder;

               (xi) the statements made in the Prospectus under the captions "Description of the Preferred Securities", "Description of the Preferred Securities Guarantee", "Description of the Junior Subordinated Debentures", "Description of the Preferred Stock and Depositary Shares" and "Relationship Between the Preferred Securities, the Junior Subordinated Debentures and the Preferred Securities Guarantee", insofar as such statements purport to summarize certain provisions of the Preferred Securities, the Debentures, the Guarantee, the Indenture, the Declaration, the Preferred Stock, the Depositary Shares and the Articles of Incorporation of the Company, to the extent that they constitute matters of law or legal conclusions, have been reviewed by such counsel and fairly summarize the information required to be disclosed therein;

               (xii) neither the issue and sale by the Trust of the Preferred Securities, nor the consummation of the Exchange Offer and any other of the transactions contemplated by this Agreement nor the fulfillment of the terms in this Agreement will conflict with, result in a breach of, or constitute a default under the charter or by-laws of the Company or the organizational documents or Declaration of the Trust or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or bound, or any order or regulation known to such counsel to be applicable to the Company or any of its subsidiaries of any governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries;

               (xiii) neither the Company nor the Trust is required to be registered under the Investment Company Act of 1940, as amended;

               (xiv) there is no pending or, to the best knowledge of such counsel, threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required;

               (xv) such counsel has been orally advised by the Commission that the Registration Statement was declared effective under the Securities Act on December 26, 1996; any required filing of the Prospectus pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by Rule 424(b) and, such counsel has been orally advised by the Commission that no stop order suspending the effectiveness of the Registration Statement has been issued by the Commission and, no proceeding for that purpose is pending or, to such Counsel's knowledge, threatened by the Commission;

               (xvi) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement, except such as have been obtained under the Securities Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Preferred Securities by the Dealer Managers and such other approvals (specified in such opinion) as have been obtained;

               (xvii) no holders of securities of the Company have rights to the registration of such securities under the Registration Statement; and

               (xviii) the Registration Statement, as of its effective date, and the Prospectus, as of its date, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the Securities Act Regulations, except that in each case such counsel need not express an opinion as to the financial statements, schedules and other financial data included therein or excluded therefrom or the exhibits to the Registration Statement, and such counsel need not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus except for those made under the captions "Description of the Preferred Securities", "Description of the Preferred Securities Guarantee", "Description of the Junior Subordinated Debentures", "Relationship Between the Preferred Securities, the Junior Subordinated Debentures and the Preferred Securities Guarantee", and "Description of the Preferred Stock and Depositary Shares" in the Prospectus insofar as they relate to provisions of documents therein described.

     Additionally, in giving its opinion, such counsel shall state that such counsel has participated in conferences with representatives of the Dealer Managers, officers and other representatives of the Company and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed, and although such counsel does not pass upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except and only to the extent as set forth in paragraphs (xviii) above), on the basis of the foregoing (relying as to materiality to a large extent upon the discussions with and representations and opinions of officers and other representatives of the Company), no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement at the time it became effective or at the date hereof contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date or the date of such opinion, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that such counsel does not express any comment with respect to the financial statements including the notes thereto and supporting schedules, or any other financial and statistical data set forth or referred to in the Registration Statement or the Prospectus.

     In rendering such opinion, such counsel may indicate that they are members of the bar of the State of Rhode Island and that they express no opinion as to the laws of any jurisdiction other than the federal laws of the United States and the laws of the State of Rhode Island. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials. In addition, such counsel shall state that such counsel have participated in the preparation of the Registration Statement, the Prospectus and the documents incorporated by reference therein and no facts have come to such counsel's attention that leads them to believe that the Registration Statement (including the documents incorporated by reference therein pursuant to Item 11 of Form S-4) at the time such Registration Statement became effective, or if an amendment to the Registration Statement or an Annual Report on Form 10-K has been filed with the Commission subsequent to the effectiveness of the Registration Statement, then at the time such amendment became effective or at the time of the most recent such filing, contained an untrue statement of a material fact omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, or that the Prospectus as of its date and the date of such opinion (including the documents incorporated by reference therein pursuant to Item 11 of Form S-4) or any amendment or supplement thereto, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel need express no belief with respect to the financial statements and schedules and other financial data included or incorporated by reference in the Registration Statement, or the Prospectus or any amendment thereto or the Statement of Eligibility on Form T-1 of the Trustee.

                  (h) On the Commencement Date and on the Exchange Date, the Dealer Managers shall have received a signed opinion of Edwards & Angell, tax counsel to the Trust, confirming their opinion under the caption "United States Federal Income Taxation" in the Prospectus.

                  (i) The Dealer Managers shall have received the favorable opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Dealer Managers, dated as of the Commencement Date and the Exchange Date, with respect to the validity of the Preferred Securities, the Registration Statement, the Prospectus and other related matters as the Dealer Managers may reasonably require. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and Delaware, and the federal law of the United States, upon the opinions of counsel satisfactory to the Dealer Managers. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company, trustees of the Trust and certificates of public officials.

                  (j) On the Commencement Date, the Dealer Managers shall have received from the Company's independent public accountants, in form and substance reasonably satisfactory to the Dealer Managers and dated as of such date, containing statements and information of the type ordinarily included in accountants' "comfort letters" to dealer managers with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus.

                  (k) At the Exchange Date, the Dealer Managers shall have received from the Company's independent public accountants, in form and substance reasonably satisfactory to the Dealer Managers and dated as of such dates, to the effect that such accountants reaffirm the statements made in the letter furnished pursuant to Section 8(j).

                  (l) At the Exchange Date, the Preferred Securities shall have been duly listed, subject to official notice of issuance, on the NYSE.

                  (m) By the Exchange Date, the Company shall have entered into appropriate agreements with the Information Agent and the Exchange Agent for purposes of the Exchange Offer.

     9. Termination.

          (a) This Agreement shall terminate upon the earliest to occur of (i) the Exchange Date, (ii) the date on which the Dealer Managers give notice to the Company and the Trust that any of the conditions specified in Section 8 have not been fulfilled as of any date such conditions are required to be fulfilled pursuant to Section 8 or (iii) the date on which the Company terminates or withdraws the Exchange Offer for any reason (the earliest to occur of clauses
(i), (ii) or (iii) being referred to as the "Termination Date ").

          (b) Notwithstanding termination of this Agreement pursuant to subsection (a) of this Section 9, the obligations of the Company to compensate and/or reimburse, as applicable, the Dealer Managers pursuant to Section 3, 4 or 5, the representations and warranties contained in Section 6 and the provisions of Section 7 shall survive any termination of this Agreement.

     10. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Dealer Managers shall be directed to Merrill Lynch at North Tower, World Financial Center, New York, New York 10281-1201, attention of Syndicate Operations; notices to the Trust shall be directed to it at The First National Bank of Chicago, One North State Street, 9th Floor, Chicago, Illinois, attention of Corporate Trust Administrator and notices to the Company shall be directed to it at Fleet Financial Group, Inc., One Federal Street, Boston, Massachusetts, 02110, attention of General Counsel.

     11. Tombstone. The Company and the Trust acknowledge that the Dealer Managers may, with the prior review and approval of the Company, which approval shall not be unreasonably withheld, place an announcement in such newspapers and periodicals as the Dealer Managers may choose, stating that the Dealer Managers are or were acting as dealer manager and financial advisors to the Company and the Trust in connection with the Exchange Offer. The costs relating to any such tombstone shall be borne by the Dealer Managers.

     12. Survival of Certain Provisions. The representations, warranties, indemnities and agreements of the Company and the Trust will remain operative and in full force and effect regardless of any investigation made by or on behalf of any of the Dealer Managers or any affiliate or controlling person thereof and, subject to Section 9(b), will survive the consummation of the Exchange Offer.

     13. Governing Law. This Agreement shall be construed in accordance with and governed by the internal laws of the State of New York.

     14. Counterparts. This Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same Agreement.

     15. Successors. This Agreement is made solely for the benefit of the Dealer Managers, the Company and the Trust and, to the extent expressed, the parties indemnified pursuant to Section 7, and no other persons shall acquire or have any right under or by virtue of this Agreement. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and assigns, and, to the extent expressly set forth herein, the parties indemnified pursuant to Section 7 hereof, any rights or remedies under or by reason of this Agreement. Without limiting the generality of the foregoing, the parties acknowledge that nothing in this Agreement, expressed or implied, is intended to confer on holders of the securities of the Trust, the Company or any of its subsidiaries or creditors of the Company or any of its subsidiaries or the respective successors and assigns of such creditors, any rights or remedies under or by reason of this Agreement.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement among the Company, the Trust and the Dealer Managers in accordance with its terms.


                                   Very truly yours,


                                   FLEET FINANCIAL GROUP, INC.


                                   By:/s/John R.Rodehorst
                                   ____________________________________________
                                   Name:  John R. Rodehorst
                                   Title: Assistant Treasurer


                                   FLEET CAPITAL TRUST I


                                   By:/s/Douglas L. Jacobs
                                   ____________________________________________
                                   Name: Douglas L. Jacobs
                                   Title: Regular Trustee


                                   By:/s/John R. Rodehorst
                                   ____________________________________________
                                   Name:  John  R. Rodehorst
                                   Title: Regular Trustee

Confirmed and accepted as of
the date first above written:


MERRILL LYNCH & CO.
  MERRILL LYNCH, PIERCE, FENNER & SMITH
   INCORPORATED
SMITH BARNEY INC.


By:  MERRILL LYNCH & CO.
       MERRILL LYNCH, PIERCE, FENNER & SMITH
         INCORPORATED


By:/s/Lee Shavel
______________________________________
      Lee Shavel
      Authorized Signatory

                                   SCHEDULE A

                        List of Significant Subsidiaries



Fleet National Bank
Fleet Bank
Fleet Bank, National Association